 EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly filing of Artfest International, Inc., a Nevada corporation (the "Company"), on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Eddie Vakser, the Chief Executive Officer of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 23, 2010	/s/ Eddie Vakser Eddie Vakser Chairman and Chief Executive Officer and Principal Financial Officer